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                                                                   Exhibit 23(a)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Investment Technology Group, Inc.:

We consent to the use of our report incorporated herein by reference.

                                             /s/ KPMG PEAT MARWICK LLP

Los Angeles, California
December 19, 1997